TABLE OF CONTENTS

   USAA Family of Funds                                            1
   Message from the President                                      2
   Investment Review:
      Virginia Bond Fund                                           4
      Virginia Money Market Fund                                  10
   Financial Information:
      Independent Auditors' Report                                13
      Statements of Assets and Liabilities                        14
      Portfolios of Investments in Securities:
         Virginia Bond Fund                                       16
         Virginia Money Market Fund                               19
      Notes to Portfolios of Investments                          22
      Statements of Operations                                    23
      Statements of Changes in Net Assets                         24
      Notes to Financial Statements                               25


                            Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Virginia Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright) 1997, USAA. All rights reserved.


USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of March 31, 1997.



                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception
  Capital Appreciation
========================================================================================================
  Aggressive Growth                     10/19/81       -5.70        11.02          8.98           -
  Emerging Markets(1)                    11/7/94       12.86         -             -              8.14
  Gold(1)                                8/15/84      -24.30         6.19         -4.11           -
  Growth                                  4/5/71       10.96        14.37         10.98           -
  Growth & Income                         6/1/93       17.96         -             -             15.82
  International(1)                       7/11/88       15.64        14.34          -             10.77
  S&P 500 Index(4)                        5/1/96        -            -             -             19.78+
  World Growth(1)                        10/1/92       14.38         -             -             13.53

  Asset Allocation
==================
  Balanced Strategy(1)                    9/1/95       12.87         -             -             11.35
  Cornerstone Strategy(1)                8/15/84       13.36        13.32          8.63           -
  Growth and Tax Strategy(2)**           1/11/89        8.57        10.08          -              9.71
  Growth Strategy(1)                      9/1/95       11.02         -             -             16.09
  Income Strategy                         9/1/95        7.17         -             -              7.36

  Income-Taxable
================
  GNMA                                    2/1/91        5.59         6.94          -              7.35
  Income                                  3/4/74        4.53         7.49          8.79           -
  Income Stock                            5/4/87       14.01        13.16          -             12.49
  Short-Term Bond                         6/1/93        6.73         -             -              5.45

  Income - Tax Exempt
=====================
  Long-Term(2)**                         3/19/82        6.51         6.80          7.04           -
  Intermediate-Term(2)**                 3/19/82        5.80         6.82          6.92           -
  Short-Term(2)**                        3/19/82        4.70         4.85          5.38           -
  California Bond(2)**                    8/1/89        6.60         7.06          -              7.32
  Florida Tax-Free Income(2)**           10/1/93        6.51         -             -              3.45
  New York Bond(2)**                    10/15/90        5.89         6.60          -              8.03
  Texas Tax-Free Income(2)**              8/1/94        7.06         -             -              8.32
  Virginia Bond(2)a**                   10/15/90        5.82         7.01          -              7.80

  Money Market
==============
  Money Market(3)                         2/2/81        5.21         4.41          5.82           -
  Tax Exempt Money Market(2,3)**          2/6/84        3.30         3.03          4.18           -
  Treasury Money Market Trust(3)          2/1/91        5.07         4.20          -              4.35
  California Money Market(2,3)**          8/1/89        3.23         2.93          -              3.62
  Florida Tax-Free Money Market(2,3)**   10/1/93        3.20         -             -              3.01
  New York Money Market(2,3)**          10/15/90        3.16         2.80          -              3.07
  Texas Tax-Free Money Market(2,3)**      8/1/94        3.22         -             -              3.30
  Virginia Money Market(2,3)**          10/15/90        3.14         2.85          -              3.19


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.


1 Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
2 Some income may be subject to state or local taxes or the federal alterna-tive minimum tax.
3 An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
4 S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.
* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
+  Cumulative total return since inception, including account maintenance fee.


Message from the President

[Photograph of Michael J. C. Roth, CFA, President and Vice Chairman of the
 Board appears here]

At the most recent USAA Strategic Planning Conference, we spent much of our time discussing USAA's Mission and how to accomplish it in today's world. Our Mission has three main elements:

        +We want to facilitate the financial security of those whom we serve.

        +We seek to do this with highly competitive products and services.

        +In so doing, we want to be the provider of choice to the military community.

One evening I sat down and considered each of these separately. Perhaps the most interesting outcome was my thoughts on financial security. What does that mean to those who make up the USAA family?

I set down these  elements:

        +Housing  and caring for a family
        +Pursuing a rewarding career
        +Providing for children's educations
        +Providing proper medical care
        +Protecting the family against accidents and emergencies
        +Providing for a comfortable  retirement
        +Perhaps providing comfort to aging parents
        +Creating an estate plan that will serve well those who survive you +Enjoying life

The last point struck me especially.

Financial planning almost always focuses on the very serious reasons to save and invest. But there needs to be a balance in people's lives. Here I have learned a valuable lesson from my wife, Jutta. She has special china and silver. However, she has always said, "Nothing is stored away in cabinets. I use it as often as I can. These things are meant to be enjoyed."

This philosophy meshed very well with my ideas on saving. Here too I have urged balance. You must save for the future, but you must not strangle on that saving. You should use plans like 401(k)s and IRAs, but you should also set something aside for now. That means saving in accounts that are not tax-sheltered, and that means looking at vehicles like tax-exempt bond and money market funds. They can perform the job of controlling overall portfolio risk, just as they would in an IRA by combining equity and taxable bond funds. In this case, they are valuable tools in helping your after-tax return while you enjoy life, the most pleasant outcome of financial planning.

Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



                            USAA Funds Rated 5 Stars
                             on Overall Performance

Five-star ratings for overall risk-adjusted performance have been awarded by Morningstar for USAA Funds as of March 31, 1997.*

USAA Tax Exempt Intermediate-Term Fund & USAA Tax Exempt Short-Term Fund were rated 5 Stars overall among 1,751, 1,237, 601, and 267 municipal bond funds for the 1-,3-,5-, and 10-year periods, respectively.

USAA Growth & Income Fund was rated 5 Stars for the 3-year period and 4 Stars for the 1-year period among 1,919 and 3,048 domestic equity funds, respectively.

USAA International Fund was rated 5 Stars for the 5-year period and 4 Stars for the 1- and 3-year periods overall and among 219, 939, and 478 international equity funds, respectively.

*Morningstar proprietary ratings reflect historical risk-adjusted performance through March, 31 1997. The ratings are subject to change monthly. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. Ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.


                              Investment Review

VIRGINIA BOND FUND

OBJECTIVE: Provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

TYPES OF INVESTMENTS: Invests primarily in long-term investment grade Virginia tax-exempt securities.

                                                 3/31/96          3/31/97
Net Assets................................    $267.1 Million   $292.9 Million
Net Asset Value Per Share.................        $10.93          $10.92

Average Annual Total Returns as of 3/31/97
1 Year.........................................................     5.82%
5 Years........................................................     7.01%
Since inception on October 15, 1990............................     7.80%
30-Day SEC Yield* on March 31, 1997............................     5.57%

*Calculated as prescribed by the securities and exchange commission.

A graph is shown here which is a comparison of the change in value of a $10,000 investment for the period of 10/15/90 to 3/31/97, with dividends and capital gains reinvested. The ending values for the items graphed are:

Lehman Brothers Muni. Bond Index                $16,524
USAA Virginia Bond Fund                          16,307
Lipper Virginia Municipal Debt Funds Average     15,701

The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper Virginia Municipal Debt Funds Average is the average performance level of all Virginia Municipal Debt Funds, as computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.

Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


                         Message from the Manager

[Photograph of Robert R. Pariseau, CFA appears here]

The Envy of the World
Since 1983, the United States economy has enjoyed impressive, but not spectacular, growth with steadily rising employment, relatively low inflation and only one short recession in these 14 years. Using conventional wisdom from the 1970's and early 1980's, an economist would expect such sustained growth to strain production capacity and trigger higher prices. However, since 1991, inflation has been consistently below 3.5%, as measured by the Consumer Price Index.

Has inflation been tamed? My first boss at USAA, Harry Miller, Senior Vice President for Equity Investments, taught me that the four most dangerous words in investing are - "it's different this time." Fixed income investors demand higher interest rates when the inflation rate accelerates, because their future interest payments will have less purchasing power. Since bond prices fall when interest rates rise, the bond market reacts negatively to the threat of higher inflation.

What Is Different This Time?
Compared to earlier decades, quite different factors now influence the many pieces of the economic puzzle. For example: Have computer technology and just-in-time manufacturing increased productivity and smoothed economic cycles? Are workers and managers too concerned about job security and benefits to demand a raise? Have manufacturers lost pricing power to global competitors? Has the threat of reform tamed the excessive growth in healthcare costs? Will the new fiscal conservatism prevail in Congress? Finally, will these factors continue to dampen inflationary pressures; or, are they temporary in nature?

A Preemptive Move
Chairman Greenspan and the Federal Reserve Board (the "Fed") grappled with these issues over the last year. Their dilemma - although economic statistics still indicated benign inflation, economic growth has been vibrant. After concluding it was too risky to wait for inflation to accelerate, the Fed raised the federal funds rate on March 25 by .25% to 5.50%. This was the first increase since February 1995. Inflation won't have a free ride on their watch! As the adage goes, the Fed's job is to remove the punch bowl just before the party really gets going. I believe the Fed hopes that a preemptive rate increase now would slow the economy, restrain inflation, and eliminate the need for a more forceful response later.

Portfolio Strategy
What should investors do? For many investors, a diversified portfolio of stocks, bonds, and cash equivalents (money market or short-term bond funds) gives them the confidence to endure the bumps in the road. As I have said in the past, no one has yet proven that they can consistently predict the future of interest rates. Rather than chasing the market, I follow a strategy of generating maximum tax-exempt income that potentially should produce the best after-tax total return over a 3-5 year investment horizon. Since I tend to focus on maturities 20 years or longer, this Fund will generally be more volatile than a fund with a shorter average maturity. Potentially, investors should be rewarded over time with higher tax-free income and the volatility, both up and down, typically evens out.

The following table demonstrates that the tax-free dividend return is the largest component of total return which we believe is the primary rationale for owning a tax-exempt fund. In the graphs below, notice again the significance of dividend return to total return and that annual price changes sometime offset one another - but only over multi-year investment horizons!

                      Average Annual Compounded Returns
    With Reinvestment of Dividends - Periods Ending March 31, 1997

               Total                 Dividend               Price
               Return     Equals      Return      Plus      Change
   Since
 10/15/90      7.80%        =          6.13%       +         1.67%
 5 Year        7.01%        =          5.97%       +         1.04%
 1 Year        5.82%        =          5.91%       +         -.09%

A graph is located here showing the annual total returns of the USAA Virginia Bond Fund for the 6-year period ended march 31, 1997. The values are:

1992     1993     1994      1995     1996     1997
9.61     12.61     2.69     6.61     7.57     5.82

A graph is located here showing the compounded dividend returns of the USAA Virginia Bond Fund for the 6-year period ended March 31, 1997.
The values are:

1992     1993     1994      1995     1996     1997
6.79     6.46     5.38      6.14     5.99     5.91

A graph is located here showing the change in share price of the USAA Virginia Bond Fund for the 6-year period ended March 31, 1997.
The values are:

1992     1993     1994     1995     1996      1997
2.82     6.15    -2.69     0.47     1.58     -0.09

Total  return   equals  income  return  plus  share  price  change  and  assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain
distributions.   The  performance  data  quoted  represent  past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Focus on Healthcare
You may notice that healthcare-related bonds are the largest "industry" segment for this Fund. I actively seek healthcare providers with certain credit characteristics. Typically, they yield more because of the uncertainty of healthcare reform and excess capacity in some markets. I believe we have picked the winners. Healthcare has been and will continue to be an essential service. Those providers with dominant market share, solidly profitable operations, and talented management will not just survive, but thrive in a more competitive environment.

Bond Selection
You may be interested to know what isn't in the Fund. The Fund currently owns no lease revenue bonds that rely upon a local municipality, such as a city or county, to appropriate annually the debt service from their General Fund. Unless extenuating circumstances exist, an analyst cannot confidently predict debt service payments that depend upon the actions of an elected governmental body five or ten years into the future.

Since considerable public controversy typically embroils sports stadium financing, I tend to avoid these bonds also. As I have said before, I do not buy exotic derivatives, futures contracts, or bonds subject to the alternative minimum tax (AMT).

Interest Rates
Interest rates on the 30-year U.S. Treasury Bond(1) (the "Long Bond") began the reporting period at 6.67% on March 29, 1996. Over the next seven months, rates traded nervously in a choppy range from 6.60% to 7.19%, falling to a fiscal year low of 6.35% in November 1996. In December, Long Bond rates began an upward trend closing the year at 7.10% on March 31, 1997. The yield on the Bond Buyer 40-Bond Index (BBI40), the industry standard for long-term, investment-grade municipal bonds, behaved similarly. The BBI40 began the one-year period at 5.96% on March 29, 1996, but closed slightly lower at 5.95% on March 31, 1997.

Your Fund's Performance
Your Fund's net asset value per share declined by $.01, or -.09%, since March 31, 1996. The Fund's performance compared very favorably to its peer group. While past performance is no guarantee of future results, the Fund's dividend distribution yield(2) for the past 12 months was 5.80%, as compared to Lipper's Virginia Municipal Debt Funds average of 4.94% for the 31 funds in the category.(3) For the same period, the Fund's total return(4) was 5.82%, compared to the Lipper average of 4.92%.

(1) The 30-year Treasury Bond is generally considered the benchmark for long-term interest rates in the U.S.
(2) 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions.
(3) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.
(4) Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions.

A graph is shown here comparing the 12-month dividend yield of the USAA Virginia Bond Fund and the Lipper Virginia Municipal Debt Funds Average from 9/30/92 to 3/31/97. The vertical axis shows the yield and the horizontal axis shows the time period.
The values are:

USAA Virginia
 Bond Fund             6.40     5.70     5.70     5.80     5.80     5.80

Lipper. Virginia
 Muni. Debt
 Funds Avg.            6.20     5.50     5.40     5.20     5.00     4.90

The Lipper Virginia Municipal Debt Funds Average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data from 3/31/92 to 3/31/97.

The State of Virginia
Despite its diverse economic base, Virginia is striving to replace higher paying jobs lost to government and military cutbacks. Unemployment at 4.1%, as of December 1996, was still well below the nation's 5.3% rate, but per capita income has lagged. In December 1987, the state's per capita income was 107% of the nation's average, but had fallen to 104% by year end 1995. Personal income growth still trailed the nation as of September 1996. Service-related job growth has helped, but the real potential lies with the high technology industry. Although the tobacco industry presents risk, the overall employment outlook is nonetheless improving. Reflecting its strengths, Virginia remains one of only five states to have their debt rated "AAA" by all three major rating agencies - Moody's, Standard & Poor's, and Fitch.


The table below compares the yield of the USAA Virginia Bond Fund with a taxable equivalent investment.

   To Match the Virginia Bond Fund's closing 30-Day SEC Yield of 5.57% and:
                                Assuming a Virginia State Tax Rate of 5.75%
                                      And a Marginal Federal Tax Rate of:
                                       28%      31%      36%      39.6%

A Fully Taxable Investment Must Pay: 8.21%    8.56%    9.23%      9.78%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.

A pie chart is shown here depicting the Portfolio Ratings/Mix as of March 31, 1997 for the USAA Virginia Bond to be: AAA - 19%, AA - 40%, A - 21%, BBB - 21% and Cash Equivalents - 1%.

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA and BBB account for 2.9% and 1.9% respectively, of the Fund's investments.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 16 for a complete listing of the Portfolio of Investments in Securities.


                                INVESTMENT REVIEW

VIRGINIA MONEY MARKET FUND
OBJECTIVE: Provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality Virginia tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

*An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share.

                                                3/31/96              3/31/97
 Net Assets.............................   $110.3  Million       $113.3 Million
 Net Asset Value Per Share..............       $1.00                  $1.00

Average Annual Total Returns as of 3/31/97
 1 Year.............................................................     3.14%
 5 Years............................................................     2.85%
 Since inception on October 15, 1990................................     3.19%
 7-Day Simple Yield on March 31, 1997...............................     3.09%

A graph is shown here comparing the 7-day yield of the USAA Virginia Money Market Fund and the IBC/Donoghue's State Specific SB & GP (Tax-Free): Virginia from 3/96 to 3/97. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value, on 3/25/97, for the USAA Virginia Money Market Fund is 2.96% and the ending vlaue for the IBC Donoghue's State Specific SB & GP (Tax-Free) is 2.70%.

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. The graph tracks the Fund's 7-day simple yield against IBC/Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of all major money market fund yields.


                              Message fromt the Manager

[Photograph of John C. Bonnell, CFA appears here]

Interest Rates
The short-term debt markets are heavily influenced by actions taken, or not taken by the Federal Reserve (the Fed). After lowering the federal funds rate (the rate banks charge each other for overnight loans) .25% on January 31, 1996, the Fed maintained a stable policy for the remainder of 1996. However, an exceptionally strong jobs report in February 1996 was the first of many signs that the economy was growing much faster than originally anticipated. These strong economic indicators and statistics were perceived by many to have the potential of producing inflation. On March 25, 1997, the Fed announced it was increasing the federal funds rate .25% in an attempt to prevent inflation before it became a problem. It is still unclear (as it always is) whether this will be a single move, or one of a series of rate hikes. The volatility in short-term rates is illustrated by the one-year Treasury bill rate which increased more than 1.0% between February and July 1996, before falling approximately .5% by the end of 1996. The first quarter of 1997 brought higher rates once again with the one-year Treasury bill increasing .5% to end the quarter at 6.0%, the highest since May 22, 1995.

Strategy
We strive to meet the Fund's objective in any prevailing interest rate environment. This is done in part by maintaining a mix of fixed rate securities and variable rate securities in the Fund. Fixed rate securities lock in rates for a given period of time, and help stabilize the Fund's yield during the periods when there is a large amount of cash in the market relative to supply. Variable rate securities pay interest that adjusts periodically to prevailing market conditions, and also provide liquidity necessary to take advantage of higher yielding securities when opportunities arise. Maintaining an appropriate mix of different types of securities and conducting internal credit research combine to provide a highly competitive return. As part of our stringent selection criteria, we strive to ensure all purchases are the best relative value in the market at any given time.

Performance
While past performance is no guarantee of future results, for the 12 months ending March 31, 1997, your Fund ranked 19 out of 149 State Specific Tax-Exempt Money Market Funds according to IBC Financial Data, Inc.(1) The Fund's compounded dividend yield was 3.14%, while the average for the category over the same time period was 2.89%.

(1) IBC Financial Data, Inc. provides independent analyses of trends in the financial services and investing industries, with particular concentration on money market funds.

Virginia
Virginia continues to enjoy the highest debt rating of "AAA" from all three major credit rating agencies as a result of continued prudent, conservative fiscal management. The overall economy of the state is diverse although military and defense-related employment continues to be a large component. In the future, high technology firms are expected to continue to invest and add jobs in the state. Unemployment rates in the state are consistently lower than national averages, while income levels remain higher. In general, securities issued by Virginia governments continue to represent very high quality securities, however, we continue to analyze each issue on a case by case basis and remain very selective when investing fund assets.

A graph is here showing the growth of $10,000, from 10/15/90 to 3/31/97, invested in the USAA Virginia Money Market Fund. The vertical axis shows the dollar amount and the horizontal axis shows the time period. The ending value is $12,267.

Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax.

An investment in this Fund is neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will maintain a stable net asset value of $1 per share.

See page 19 for a complete listing of the Portfolio of Investments in Securities.


                          Independent Auditor's Report

The shareholders and Board of Directors
USAA TAX EXEMPT FUND, INC.:

We have audited the accompanying statements of assets and liabilities and portfolios of investments in securities of the Virginia Bond and Virginia Money Market Funds, separate funds of USAA Tax Exempt Fund, Inc., as of March 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights information presented in note
7 to the financial statements for each of the years in the five-year period then ended. These financial statements and the financial highlights information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights information referred to above present fairly, in all material respects, the financial position of the Virginia Bond and Virginia Money Market Funds, separate Funds of USAA Tax Exempt Fund, Inc., as of March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights information for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                        KPMG PEAT MARWICK LLP


San Antonio, Texas
May 9, 1997



Statements of Assets and Liabilities

(In Thousands)

March 31, 1997


                                                                                             Virginia
                                                                            Virginia       Money Market
                                                                            Bond Fund          Fund
                                                                            ---------          ----


Assets
   Investments in securities, at market value
      (identified cost of $282,132 and $108,949, respectively)             $  288,139       $  108,949
   Cash                                                                           664            3,826
   Receivables:
      Capital shares sold                                                          25              390
      Interest                                                                  4,789              551
      Securities sold                                                           2,319               -
                                                                           ----------       ----------
         Total assets                                                         295,936          113,716
                                                                           ----------       ----------
Liabilities
   Securities purchased                                                         2,277               -
   Capital shares redeemed                                                        246              275
   USAA Investment Management Company                                              84               57
   USAA Transfer Agency Company                                                    16                8
   Accounts payable and accrued expenses                                           44               31
   Dividends on capital shares                                                    355               15
                                                                           ----------       ----------
         Total liabilities                                                      3,022              386
                                                                           ----------       ----------
            Net assets applicable to capital shares outstanding            $  292,914       $  113,330
                                                                           ==========       ==========
Represented by:
   Paid-in capital                                                         $  288,509       $  113,330
   Accumulated net realized loss on investments                                (1,602)             -
   Net unrealized appreciation of investments                                   6,007              -
                                                                           ----------       ----------
            Net assets applicable to capital shares outstanding            $  292,914       $  113,330
                                                                           ==========       ==========
   Capital shares outstanding                                                  26,827          113,330
                                                                           ==========       ==========
   Net asset value, redemption price, and offering price per share         $    10.92       $     1.00
                                                                           ==========       ==========

See accompanying notes to financial statements.



Categories & Definitions
Portfolios of Investments in Securities

March 31, 1997



Fixed Rate Instruments -- consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed rate instrument generally varies inversely to the movement of interest rates.

Put Bonds -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) -- provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) -- adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer.



Virginia Bond Fund
Portfolio of Investments in Securities
(In Thousands)

March 31, 1997



  Principal                                                        Coupon        Final        Market
   Amount                    Security                               Rate       Maturity        Value
   ------                    --------                               ----       --------        -----
                         Fixed Rate Instruments (97.6%)
               Virginia (80.7%)
  $  7,500     Augusta County IDA Hospital RB, Series 1991         7.00 %       9/01/21 (a) $   8,276
               Chesterfield County Health Center Commission
                  Mortgage RB,
     1,500        Series 1996                                      5.95        12/01/26         1,465
    12,195        Series 1996                                      6.00         6/01/39        11,884
               College Building Auth. Educational Facilities RB,
     3,525        Series 1992                                      6.40         1/01/12         3,677
     2,885        Series 1992                                      6.63         5/01/13         3,015
     2,505        Series 1992                                      6.60         9/01/16         2,609
     3,350        Series 1994                                      5.80         1/01/24         3,252
     3,000     Commonwealth Univ. RB, Series 1995                  5.75         5/01/15         2,967
     4,500     Covington IDA RB, Series 1994                       6.65         9/01/18         4,818
     2,250     Emporia GO, Series 1995                             5.75         7/15/15         2,253
     5,200     Fairfax County Economic Development Auth. RB,
                  Series 1991B                                     7.50         6/01/01         5,466
    15,180     Fairfax County IDA RB, Series 1996                  6.00         8/15/26        15,191
     1,250     Fairfax County Redevelopment and Housing
                  Auth. MFH RB, Series 1996A (CRE)                 6.00        12/15/28         1,245
     1,500     Fairfax County Redevelopment and Housing
                  Auth. RB, Series 1989A (CRE)                     7.50        11/01/19 (a)     1,634
    13,000     Fairfax County Sewer RB, Series 1996 (CRE)          5.88         7/15/28        13,057
     3,000     Fredericksburg IDA RB, Series 1996 (CRE)            5.25         6/15/23         2,730
     8,750     Galax IDA Hospital RB, Series 1995 (CRE)            5.75         9/01/20         8,551
               Hampton Redevelopment and Housing Auth. RB,
     2,000        Series 1996A                                     5.88         7/20/16         1,985
     1,300        Series 1996A                                     6.00         1/20/26         1,304
     6,000     Hanover County IDA Hospital RB (CRE)                5.50         8/15/25         5,632
               Housing Development Auth. Commonwealth
                  Mortgage RB,
     5,440        Series 1992A                                     7.10         1/01/22         5,645
    10,000        Series 1992A                                     7.10         1/01/25        10,377
     1,455        Series 1992C                                     6.40         1/01/15         1,483
     1,680        Series 1994D                                     6.40         7/01/17         1,721
     3,000        Series 1994H, Subseries H-2                      6.55         1/01/17         3,111
               Housing Development Auth. MFH RB,
    55,000        Series 1982A                                     7.00 (b)    11/01/17         9,653
     7,700        Series 1991F                                     7.10         5/01/13         8,123
     4,220     Isle of Wight County IDA RB, Series 1990            7.38         1/01/10         4,486
     8,000     Loudoun County IDA Hospital RB,
                  Series 1995 (CRE)                                5.80         6/01/26         7,834
     9,090     Peninsula Ports Auth. Health Systems RB,
                  Series 1992A                                     6.25         7/01/21         9,243
    11,000     Peninsula Ports Auth. RB, Series 1992 (CRE)         7.38         6/01/20        11,626
     3,690     Pittsylvania County GO                              6.00         7/01/14         3,800
     2,500     Prince William County IDA Hospital RB,
                  Series 1995                                      6.85        10/01/25         2,654
     4,710     Resources Auth. Railway Transportation RB,
                  Series 1990                                      7.13        10/01/15         4,927
     3,985     Resources Auth. Sewer System RB, Series 1992A       6.00         5/01/22         4,011
     7,210     Resources Auth. Water and Sewer RB,
                  Series 1996A                                     5.63         4/01/27         6,845
     4,250     Russell County IDA PCRB, Series G                   7.70        11/01/07         4,630
     1,250     Spotsylvania County GO, Series 1994                 6.88        12/01/14         1,371
    11,820     Virginia Beach Development Auth. Hospital RB,
                  Series 1991                                      6.30        11/01/21        12,126
    12,000     West Point IDA Solid Waste Disposal RB,
                  Series 1994B                                     6.25         3/01/19        12,196
     6,000     Williamsburg IDA RB, Series 1993                    5.75        10/01/22         5,605
     3,500     Winchester IDA RB, Series 1994 (CRE)                6.75        10/01/19         3,783
               Guam (3.1%)
     1,000     Government Limited Obligation Infrastructure
                  Improvement RB, Series 1989A (CRE)               7.10        11/15/09         1,045
     8,050     Power Auth. RB, Series 1992A                        6.30        10/01/22         8,069
               Puerto Rico (13.8%)
    11,000     Commonwealth GO, Series 1996                        5.40         7/01/25        10,148
     1,920     Commonwealth Public Improvement GO,
                  Series 1997                                      5.38         7/01/25         1,767 (c)
               Electric Power Auth. RB,
     9,100        Series 1995Z                                     5.25         7/01/21         8,212
     6,525        Series X                                         5.50         7/01/25         6,066
               Highway and Transportation Auth. RB,
     6,235        Series 1993X                                     5.00         7/01/22         5,422
     8,600        Series 1996Y                                     5.50         7/01/26         8,009
       500        Series 1996Y                                     5.50         7/01/36           466 (c)
       475     Highway Auth. RB, Series Q                          6.00         7/01/20           474
---------------------------------------------------------------------------------------------------------

               Total fixed rate instruments (cost: $279,932)                                  285,939
---------------------------------------------------------------------------------------------------------



                        Variable Rate Demand Note (0.8%)
               Virginia
     2,200     Henrico County IDA RB,
                  Series 1994 (CRE) (cost: $2,200)                 3.90         5/01/24         2,200
---------------------------------------------------------------------------------------------------------

               Total investments (cost: $282,132)                                           $ 288,139
=========================================================================================================



                          Portfolio Summary By Industry
                          -----------------------------

                   Hospitals                                       23.7%
                   Electric Power                                   9.2
                   Sewer                                            8.2
                   Single-Family Housing                            7.6
                   Paper & Forest Products                          7.3
                   Education                                        6.6
                   General Obligations                              6.6
                   Multi-Family Housing                             6.5
                   Special Assessment/Tax/Fee                       5.3
                   Nursing Care                                     4.5
                   Ports/Wharfs                                     4.0
                   Escrowed Securities                              3.4
                   Broadcasters                                     1.9
                   Retirement Homes                                 1.9
                   Railroads                                        1.7
                                                                   ----
                   Total                                           98.4%
                                                                   ====



Virginia Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

March 31, 1997



  Principal                                                        Coupon        Final
   Amount                    Security                               Rate       Maturity        Value
   ------                    --------                               ----       --------        -----

                       Variable Rate Demand Notes (58.7%)
               Virginia
  $  6,768     Alexandria IDA RB, Series 1989 (CRE)                3.75 %       1/01/09     $   6,768
     5,000     Bedford County IDA RB, Series 1993 (CRE)            3.65        10/01/04         5,000
     8,400     Chesterfield County IDA PCRB, Series 1993           3.65         8/01/09         8,400
     3,400     Chesterfield County IDA RB, Series 1989 (CRE)       3.53         2/01/03         3,400
       700     Henrico County IDA RB, Series 1986C                 3.45         7/15/16           700
     5,380     Housing Development Auth. RB,
                  Series 1987A (CRE)                               3.55         9/01/17         5,380
    12,400     Loudoun County IDA Residential Care Facility RB,
                  Series 1994B (CRE)                               4.10        11/01/24        12,400
               Newport News Redevelopment and Housing Auth.
                  MFH RB,
     4,600        Series 1984 (CRE)                                3.60        11/01/06         4,600
     3,265        Series 1990 (CRE)                                3.53         3/01/07         3,265
     3,100     Peninsula Ports Auth. RB, Series 1984 (CRE)         3.55        11/01/01         3,100
               Prince William County IDA RB,
     5,500        Series 1988 (CRE)                                3.57         6/30/04         5,500
     1,031        Series 1989D (CRE)                               3.70        10/01/00         1,031
               Richmond IDA RB,
       522        Series 1989A (CRE)                               3.70         6/01/02           522
     3,100        Series 1996 (CRE)                                3.55         5/01/16         3,100
     1,400     Richmond Redevelopment and Housing Auth. RB,
                  Series 1995A (CRE)                               3.50        12/01/25         1,400
     1,940     Rockingham County IDA RB, Series 1983A              3.65        10/01/20         1,940
-------------------------------------------------------------------------------------------------------

               Total variable rate demand notes (cost: $66,506)                                66,506
-------------------------------------------------------------------------------------------------------



                                Put Bonds (23.7%)
               Virginia
     2,700     Chesterfield County IDA PCRB, Series 1985           3.50        10/01/09         2,700
     4,500     Fairfax County Hospital IDA RB, Series 1993B        3.45         8/15/25         4,500
     3,575     Falls Church IDA RB, Series 1985                    3.65         5/01/15         3,575
     4,800     Hampton IDA Hospital Facilities RB,
                  Series 1997B                                     3.45        11/01/11         4,800
     3,500     Peninsula Ports Auth. RB, Series 1987A (CRE)        3.55         7/01/16         3,500
               Prince William County IDA RB,
     1,000        Series 1986                                      3.60         8/01/16         1,000
     1,935        Series 1992 (CRE)                                3.60         9/01/07         1,935
     3,520     Richmond IDA RB, Series 1987A (CRE)                 3.70         8/15/15         3,520
     1,400     York County IDA PCRB, Series 1985                   3.60         7/01/09         1,400
-------------------------------------------------------------------------------------------------------

               Total put bonds (cost: $26,930)                                                 26,930
-------------------------------------------------------------------------------------------------------



                         Fixed Rate Instruments (13.7%)
               Virginia (9.3%)
     1,265     City of Suffolk GO, Series 1988                     7.00         8/01/00 (a)     1,296
       250     Fairfax County GO, Series 1992C                     4.70        10/01/97           251
               Norfolk GO,
     1,000        Series 1989                                      6.60         6/01/01 (a)     1,025
     1,000        Series 1989                                      6.70         6/01/05 (a)     1,025
     3,750        Series 1993                                      4.50         2/01/98         3,777
     2,000     Public School Auth. GO, Series 1990A                7.00         1/01/04 (a)     2,089
     1,000     Richmond Public Utility RB, Series 1988A            7.60         1/15/04 (a)     1,050
               Puerto Rico (4.4%)
     5,000     Government Development Bank CP                      3.40         5/01/97         5,000
-------------------------------------------------------------------------------------------------------

               Total fixed rate instruments (cost: $15,513)                                    15,513
-------------------------------------------------------------------------------------------------------

               Total investments (cost: $108,949)                                           $ 108,949
=======================================================================================================


                          Portfolio Summary By Industry
                          -----------------------------

               Aerospace/Defense                               12.3%
               Multi-Family Housing                            11.7
               Hospitals                                       11.4
               Retirement Homes                                10.9
               Community Service                                9.9
               Escrowed Securities                              5.7
               Electric Power                                   5.1
               Bank Holding Companies - Other Major             4.4
               Paper & Forest Products                          4.4
               General Obligations                              3.6
               Buildings                                        3.1
               Ports/Wharfs                                     3.1
               Manufacturing - Diversified Industries           3.0
               Hotel/Motel                                      2.7
               Drugs                                            1.7
               Retail - Food Chains                             1.7
               Education                                        1.4
                                                               ----
               Total                                           96.1%
                                                               ====


Notes to Portfolios of Investments in Securities


March 31, 1997

General Notes
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations
         CP       Commercial Paper
         CRE      Credit Enhanced
         GO       General Obligation
         IDA      Industrial Development Authority/Agency
         MFH      Multi-Family Housing
         PCRB     Pollution Control Revenue Bond
         RB       Revenue Bond

Specific Notes
(a)  Prerefunded to various dates prior to maturity at the call price.

(b) Zero Coupon security. Rate represents the effective yield at date of purchase.

(c) At March 31, 1997, the cost of securities purchased on a delayed delivery basis for the Virginia Bond Fund was $2,007,696.

See accompanying notes to financial statements.


Statements of Operations
(In Thousands)

Year ended March 31, 1997


                                                                                            Virginia
                                                                         Virginia         Money Market
                                                                         Bond Fund            Fund
                                                                         ---------            ----

Net investment income:
   Interest income                                                      $  17,282           $ 3,948
                                                                        ---------           -------
   Expenses:
      Management fees                                                         940               371
      Transfer agent's fees                                                   198               106
      Custodian's fees                                                         76                55
      Postage                                                                  13                12
      Shareholder reporting fees                                                7                 9
      Directors' fees                                                           4                 4
      Registration fees                                                         7                 1
      Audit fees                                                               16                16
      Legal fees                                                                6                 6
      Other                                                                    12                 7
                                                                        ---------           -------
         Total expenses before reimbursement                                1,279               587
      Expenses reimbursed                                                      -                (36)
                                                                        ---------           -------
         Total expenses after reimbursement                                 1,279               551
                                                                        ---------           -------
            Net investment income                                          16,003             3,397
                                                                        ---------           -------
Net realized and unrealized gain (loss) on investments:
      Net realized gain                                                     2,565                -
      Change in net unrealized appreciation/depreciation                   (3,090)               -
                                                                        ---------           -------
            Net realized and unrealized loss                                 (525)               -
                                                                        ---------           -------
Increase in net assets resulting from operations                        $  15,478           $ 3,397
                                                                        =========           =======


See accompanying notes to financial statements.



Statements of Changes in Net Assets
(In Thousands)

Years ended March 31,



                                                        Virginia                      Virginia
                                                        Bond Fund                 Money Market Fund
                                                        ---------                 -----------------
                                                    1997         1996            1997          1996
                                                    ----         ----            ----          ----
From operations:
   Net investment income                        $  16,003      $  14,600      $    3,397     $   3,486
   Net realized gain (loss) on investments          2,565         (1,253)             -             -
   Change in net unrealized appreciation/
      depreciation of investments                  (3,090)         4,801              -             -
                                                ---------      ---------      ----------     ---------
      Increase in net assets resulting from
         operations                                15,478         18,148           3,397         3,486
                                                ---------      ---------      ----------     ---------
Distributions to shareholders from:
   Net investment income                          (16,003)       (14,600)         (3,397)       (3,486)
                                                ---------      ---------      ----------     ---------
From capital share transactions:
   Proceeds from shares sold                       46,723         42,550          84,841        92,210
   Shares issued for dividends reinvested          11,994         11,045           3,195         3,286
   Cost of shares redeemed                        (32,389)       (28,952)        (85,014)      (83,237)
                                                ---------      ---------      ----------     ---------
      Increase in net assets from
         capital share transactions                26,328         24,643           3,022        12,259
                                                ---------      ---------      ----------     ---------
Net increase in net assets                         25,803         28,191           3,022        12,259
Net assets:
   Beginning of period                            267,111        238,920         110,308        98,049
                                                ---------      ---------      ----------     ---------
   End of period                                $ 292,914      $ 267,111      $  113,330     $ 110,308
                                                =========      =========      ==========     =========
Change in shares outstanding:
   Shares sold                                      4,251          3,868          84,841        92,210
   Shares issued for dividends reinvested           1,091          1,005           3,195         3,286
   Shares redeemed                                 (2,955)        (2,637)        (85,014)      (83,237)
                                                ---------      ---------      ----------     ---------
      Increase in shares outstanding                2,387          2,236           3,022        12,259
                                                =========      =========      ==========     =========
Authorized shares of $.01 par value                35,000         35,000         175,000       175,000
                                                =========      =========      ==========     =========


See accompanying notes to financial statements.


Notes to Financial Statements

March 31, 1997


(1)    Summary of Significant Accounting Policies
USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the Virginia Bond Fund and Virginia Money Market Fund (the Funds). The Funds have a common objective of providing Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation -- Investments in the Virginia Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the Virginia Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes -- Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the bonds. The Funds concentrate their investments in Virginia municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, each Fund may borrow up to a maximum of 15% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the year ended March 31, 1997.

(3)    Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at March 31, 1997.

Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 1997, the Virginia Bond Fund had capital loss carryovers for federal income tax purposes of approximately $1,602,000 which, if not offset by subsequent capital gains will expire in 2003. It is unlikely that the Board of Directors of the Company will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

The Funds completed their fiscal year on March 31, 1997. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year as to what portion of its earnings was exempt from federal taxation and dividend distributions which represent long-term capital gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal and Virginia state income tax purposes. There were no long-term capital gain distributions for the year ended March 31, 1997.

(4)    Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the year ended March 31, 1997 for the Virginia Bond Fund were $90,068,200 and $73,653,714, respectively. Purchases and sales/maturities of securities for the year ended March 31, 1997 for the Virginia Money Market Fund were $236,952,433 and $237,415,000, respectively.

Gross unrealized appreciation and depreciation of investments at March 31, 1997 for the Virginia Bond Fund was $7,480,223 and $1,473,163, respectively.

(5)    Transactions with Manager
A. Management fees -- The investment policies of the Funds and the management of the Funds' portfolios are carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000,000, .40% of that portion over $50,000,000 but not over $100,000,000, and .30% of that portion over $100,000,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6)    Transactions with Affiliates
Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.



Virginia Bond Fund

March 31, 1997


(7)    Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:

                                                          Year Ended March 31,
                                     --------------------------------------------------------------
                                     1997          1996           1995          1994           1993
                                     ----          ----           ----          ----           ----
Net asset value at
   beginning of period            $   10.93      $   10.76     $   10.71      $   11.16    $    10.57
Net investment income                   .63            .63           .62            .62           .64
Net realized and
   unrealized gain (loss)              (.01)           .17           .05           (.30)          .65
Distributions from net
   investment income                   (.63)          (.63)         (.62)          (.62)         (.64)
Distributions of realized
   capital gains                         -              -             -            (.15)         (.06)
                                  ---------      ---------     ---------      ---------    ----------
Net asset value at
   end of period                  $   10.92      $   10.93     $   10.76      $   10.71    $    11.16
                                  =========      =========     =========      =========    ==========
Total return (%) *                     5.82           7.57          6.61           2.69         12.61
Net assets at end
   of period (000)                $ 292,914      $ 267,111     $ 238,920      $ 235,901    $  207,302
Ratio of expenses to
   average net assets (%)               .46            .48           .50            .49           .50(a)
Ratio of net investment
   income to average
   net assets (%)                      5.76           5.74          5.95           5.44          5.90(a)
Portfolio turnover (%)                26.84          27.20         27.77          92.17         91.31



(a)The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:


Ratio of expenses to average net assets (%)                           .54
Ratio of net investment income to average net assets (%)             5.86

* Assumes reinvestment of all dividend income and capital gains distribution during the period.


Virginia Money Market Fund

March 31, 1997


(7)    Financial Highlights (continued)
Per share operating performance for a share outstanding throughout each period is as follows:


                                                       Year Ended March 31,
                                     ---------------------------------------------------------------
                                     1997          1996           1995          1994           1993
                                     ----          ----           ----          ----           ----
Net asset value at
   beginning of period            $    1.00      $    1.00     $    1.00      $    1.00    $     1.00
Net investment income                   .03            .03           .03            .02           .03
Distributions from net
   investment income                   (.03)          (.03)         (.03)          (.02)         (.03)
                                  ---------      ---------     ---------      ---------    ----------
Net asset value at
   end of period                  $    1.00      $    1.00     $    1.00      $    1.00    $     1.00
                                  =========      =========     =========      =========    ==========
Total return (%) *                     3.14           3.42          2.91           2.14          2.65
Net assets at end
   of period (000)                $ 113,330      $ 110,308     $  98,049      $  92,570    $   77,263
Ratio of expenses to
   average net assets (%)               .50(a)         .50(a)        .50 (a)        .50(a)        .50(a)
Ratio of net investment
   income to average
   net assets (%)                      3.10(a)        3.36(a)       2.88 (a)       2.12(a)       2.62(a)


(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager.
    Absent such reimbursements the Fund's ratios would have been:

Ratio of expenses to
   average net assets (%)               .53            .55           .56            .61           .63
Ratio of net investment
   income to average
   net assets (%)                      3.07           3.31          2.82           2.01          2.49


* Assumes reinvestment of all dividend income distributions during the period.